Federated Hermes Equity Income Fund, Inc.
CLASS A SHARES (TICKER LEIFX)
CLASS C SHARES (TICKER LEIXC)
CLASS F SHARES (TICKER LFEIX)
CLASS R SHARES (TICKER FDERX)
INSTITUTIONAL SHARES (TICKER LEISX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2025
Effective July 18, 2025, Eric Triplett no longer serves as a portfolio manager of the Federated Hermes Equity Income Fund, Inc. (the “Fund”). Accordingly, please remove all references to Mr. Triplett from the Fund’s Summary Prospectus. Stephen K. Gutch will continue to manage the Fund.
Also, effective July 18, 2025, Richard Wallach will be added as a portfolio manager of the Fund.
Under the section entitled “Fund Summary Information,” in the sub-section entitled “Fund Management,” please add the following:
“Richard Wallach, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July 2025.”
July 14, 2025

Federated Hermes Equity Income Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457053 (7/25)
© 2025 Federated Hermes, Inc.

Federated Hermes Equity Income Fund, Inc.
CLASS A SHARES (TICKER LEIFX)
CLASS C SHARES (TICKER LEIXC)
CLASS F SHARES (TICKER LFEIX)
CLASS R SHARES (TICKER FDERX)
INSTITUTIONAL SHARES (TICKER LEISX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2025
Effective July 18, 2025, Eric Triplett no longer serves as a portfolio manager of the Federated Hermes Equity Income Fund (the “Fund”). Accordingly, please remove all references to Mr. Triplett from the Fund’s Prospectus and Statement of Additional Information. Stephen K. Gutch will continue to manage the Fund.
Also, effective July 18, 2025, Richard Wallach will be added as a portfolio manager of the Fund.
1. Under the section entitled “Fund Summary Information,” in the sub-section entitled “Fund Management,” please add the following:
“Richard Wallach, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July 2025.”
2. Under the section entitled “Who Manages the Fund?,” in the sub-section entitled “Portfolio Manager Information,” please add the following:
“Richard Wallach
Richard Wallach, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July 2025.
Mr. Wallach is jointly responsible for the day-to-day management of the Fund. He has been with the Adviser or an affiliate since 2011; has worked in investment management since 2011; and has managed investment portfolios since 2025. Educations: B.A., University of Notre Dame; M.B.A., Carnegie Mellon University. “
3. In the SAI, under the section entitled “Who Manages and Provides Services to the Fund?” and sub-section “Portfolio Manager Information,” please add the following:
“The following information is provided as of June 30, 2025.
Richard Wallach, Portfolio Manager
Types of Accounts Managed by Richard Wallach	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	0/$0 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Richard Wallach is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three, and five year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., Russell 1000® Value Index). IPP performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of four IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to certain other accounts, and is lesser than or equal to certain other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Wallach’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
July 14, 2025

Federated Hermes Equity Income Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457052 (7/25)
© 2025 Federated Hermes, Inc.